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                                                                   Exhibit 10.24

                 HET SUBORDINATED LENDER SUBORDINATION AGREEMENT
                   (Convertible Junior Subordinated Debenture)


                  THIS HET SUBORDINATED LENDER SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 30, 1998, is entered into by and among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (together with any successor, the "Trustee") under the Indenture (as defined below). Except as otherwise defined herein, terms used herein and defined in the Indenture referred to below are used herein as so defined.

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted, and the United States Bankruptcy Court for the Eastern District of Louisiana has confirmed, a plan of reorganization (the "Plan").

                  C. As contemplated by the Plan, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), has succeeded to all the rights and obligations of HJC.

                  D. Contemporaneously herewith, pursuant to the Plan, the Company, JCC Holding Company, a Delaware corporation ("JCC Holding"), and the Trustee, have entered into that certain indenture (the "Indenture"), pursuant to which the Company has issued $27,287,500 principal amount of its 8% Convertible Junior Subordinated Debentures (the "Securities").

                  E. HET, HOCI and the Company have entered into that certain Subordinated Loan Agreement pursuant to the Plan (as amended from time to time the "Subordinated Credit Facility").

                  F. The Trustee desires that HET and HOCI enter into this Agreement in respect of the Subordinated Credit Facility, which together with all principal, interest, fees, indemnities and other amounts owing with respect thereto or with respect to any related promissory notes or other related documents, are herein called the "Subordinated Obligations".

                  G. As a condition to the issuance of the Securities, the parties hereto (including HET and HOCI) are required to execute and deliver this Agreement.

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                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1.       SUBORDINATION

         1.1. Definitions. For purposes of this Agreement, the term "Subordinated Debenture Noteholders" shall mean the Holders (as defined in the Indenture) from time to time of the Securities, and the term "Subordinated Debenture Notes Obligations" shall mean (a) the principal of, and premiums, if any, and interest (including, without limitation, post-petition interest at the rate provided in the Indenture whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) and
(b) all other Obligations (as defined in the Indenture) of the Company under the Indenture and the Securities to the Subordinated Debenture Noteholders and the Trustee.

         1.2. Subordination of Liabilities. Each of HET and HOCI, for itself, its successors and assigns, covenants and agrees that upon, and only upon, the event of a dissolution, winding up, liquidation or reorganization of the Company, the payment of the Subordinated Obligations is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Subordinated Debenture Notes Obligations. The provisions of this Section 1 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become or continue to remain Subordinated Debenture Noteholders and such provisions are made for the benefit of the Subordinated Debenture Noteholders and such Subordinated Debenture Noteholders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

         1.3. Company Not to Make Payments with Respect to Subordinated Obligations in Certain Circumstances.

                  (a) Upon, and only upon, the event of a dissolution, winding up, liquidation or reorganization of the Company, no payment or distribution of any kind or character (whether in cash, property, securities or otherwise) shall be made in respect of any Subordinated Obligations until all Subordinated Debenture Notes Obligations shall have been paid in full in cash, except that for any period that cash interest is being paid pursuant to the Indenture, cash interest may be paid on the Subordinated Obligations for such period.

                  (b) In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 1.3, (i) the Company or any of its Subsidiaries shall make any payment to HET or HOCI on account of the Subordinated Obligations, which payment is not permitted by said subsection (a), or (ii) HET or HOCI receives any payment or distribution from any enforcement or other action in respect of the Company or any of its Subsidiaries, which payment is not permitted by said subsection (a), such payment or other distribution shall be held by HET or HOCI, as the case may be, subject to the prior rights of any obligations that are senior in lien priority to the Securities, in trust for the benefit of, and shall be paid forthwith over and delivered to the Trustee, for application pro rata to the payment of all Subordinated Debenture

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Notes Obligations remaining unpaid to the extent necessary to pay the
Subordinated Debenture Notes Obligations in full in cash in accordance with the terms of the Subordinated Debenture Notes Obligations, after giving effect to any concurrent payment or distribution to or for the Subordinated Debenture Noteholders.

         1.4. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the Subordinated Debenture Noteholders shall first be entitled to receive payment in full in cash of all Subordinated Debenture Notes Obligations (including, without limitation, post-petition interest at the rate provided in the Subordinated Debenture Notes Documents whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before HET and HOCI are entitled to receive any payment of any kind or character with respect to any Subordinated Obligations, other than any payments permitted under the Indenture;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property, securities or otherwise to which HET and HOCI would be entitled but for the provisions of this Section 1.4, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Subordinated Debenture Noteholders or to the Trustee to the extent necessary to make payment in full in cash of all Subordinated Debenture Notes Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Subordinated Debenture Noteholders; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.4, any payment or distribution of assets of the Company of any kind or character, whether in cash, property, securities or otherwise, shall be received by HET or HOCI on account of Subordinated Obligations before all Subordinated Debenture Notes Obligations are paid in full in cash, which payment or distribution is not permitted by preceding subsections
(a) and (b) of this Section 1.4, subject to any rights of any senior indebtedness or obligations, such payment or distribution shall be received and held in trust for and shall be paid over to the Subordinated Debenture Noteholders or to the Trustee for application to the payment of such Subordinated Debenture Notes Obligations until all Subordinated Debenture Notes Obligations shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Subordinated Debenture Noteholders.

         1.5. Effect of Subordination on Obligations Pursuant to Subordinated Credit Facility. HET and HOCI hereby agree for the benefit of the Company, the Trustee, and the Subordinated Debenture Noteholders that to the extent that and for so long as any payment or distribution in respect of Subordinated Obligations is not permitted to be made pursuant to the provisions of this Agreement, then, and notwithstanding anything to the contrary contained in the Subordinated Credit Facility or any other agreement, the Subordinated Obligations shall not be payable by the

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Company until they are permitted to be paid in accordance with the terms of this
Agreement. To the extent that any such Subordinated Obligations are not payable by the Company pursuant to this Agreement, HET and HOCI shall forbear from exercising any right to accelerate the Company's obligations under the Subordinated Credit Facility as a result thereof so long as the Indenture or this Agreement shall continue to prohibit the Company from making any such payments or distributions. Without limiting the foregoing, no action shall be taken by HET or HOCI to enforce the payment of any Subordinated Obligations by the Company until all Subordinated Debenture Notes Obligations shall have been paid in full in cash.

         1.6. Subrogation. After all Subordinated Debenture Notes Obligations have been paid in full in cash, HET and HOCI shall have and be entitled to all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Agreement with respect to the claims of the Subordinated Debenture Noteholders against the Company or any other guarantor of the Subordinated Debenture Notes Obligations.

         1.7. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any Subordinated Debenture Noteholder or the Trustee to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Subordinated Debenture Noteholder, or by any noncompliance by the Company with the terms and provisions of the Subordinated Credit Facility regardless of any knowledge thereof which any such Subordinated Debenture Noteholder may have or be otherwise charged with. The Subordinated Debenture Noteholders or the Trustee may, without in any way affecting the obligations of HET and HOCI with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Subordinated Debenture Notes Obligations or amend, modify or supplement any of the Subordinated Debenture Notes Documents or exercise or refrain from exercising any other of their rights under the Subordinated Debenture Notes Obligations including, without limitation, the waiver of default thereunder and the release of any collateral securing the Subordinated Debenture Notes Obligations, all without notice to or assent from HET and/or HOCI.

         2. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Trustee (with the consent of Subordinated Debenture Noteholders holding 66-2/3% in principal amount of the Subordinated Debenture Notes Obligations), HET and HOCI.

         3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.

         4. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of Subordinated Debenture Noteholders, and may not be amended or modified in any respect, or terminated, without the consent of the Trustee as directed by Subordinated Debenture Noteholders holding 66-2/3% in principal amount of the Subordinated Debenture Notes

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

Obligations. The provisions of this Agreement are continuing provisions and all Subordinated Debenture Notes Obligations to which they apply shall conclusively be presumed to have been created in reliance thereon. Except to the extent provided in Section 1.5 hereof, this Agreement is not entered into for the benefit of the Company, and the Company shall not be a third party beneficiary of this Agreement. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any of its obligations pursuant to the Subordinated Credit Facility or to grant the Company any additional rights under the Subordinated Credit Facility. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the Subordinated Debenture Noteholders, and the respective successors and assigns of the foregoing.

         5. TERMINATION. This Agreement shall terminate on the first to occur of
(i) the termination of the Indenture and satisfaction of all obligations to the Subordinated Debenture Noteholders thereunder or (ii) the termination of the Subordinated Credit Facility and satisfaction of all obligations to HET, HOCI and the Trustee thereunder and the obligations of HET and HOCI under this Agreement (so long as the satisfaction of said obligations does not violate the terms of this Agreement).

         6.       SUBORDINATED CREDIT FACILITY

                  (a) Notwithstanding anything to the contrary contained in the Subordinated Credit Facility, HET and HOCI hereby agree to forbear from taking any action in respect of a default by the Company under Section 8 of the Subordinated Credit Facility, during any period in which the payment of the Subordinated Obligations is prohibited under the terms of this Agreement.

                  (b) The subordination and other provisions of this Agreement apply only to the Subordinated Obligations and shall have no effect on the rights of HET and HOCI pursuant to the HET/JCC Agreement (as defined in the Indenture).

         7. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a)      if to HET or HOCI, at:

                                    Harrah's Entertainment, Inc.
                                    Harrah's Operating Company, Inc.
                                    1023 Cherry Road
                                    Memphis, Tennessee  38117
                                    Attention: General Counsel

                  with a copy to the Corporate Secretary at the same address

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                  (b)      if to the Company, at:

                                    Jazz Casino Company, L.L.C.
                                    512 South Peters Street
                                    New Orleans, Louisiana 70130
                                    Attention:  President

                  with a copy to the Corporate Secretary at the same address

                  (c)      if to the Trustee, at:

                                    Norwest Bank Minnesota, National Association
                                    Norwest Center
                                    6th and Marquette
                                    Minneapolis, Minnesota 55479-0069
                                    Attention:  Mimi Traynor - Corporate Trust
                                    Department

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.


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

                  IN WITNESS WHEREOF, the Trustee, HOCI and HET have caused this Agreement to be duly executed and delivered as of the date first written above.

                               HARRAH'S ENTERTAINMENT, INC., a
                               Delaware corporation

                               By:      /s/ Stephen H. Brammell
                                  ---------------------------------------------

                               Name:    Stephen H. Brammell
                                    -------------------------------------------

                               Title:   Vice President and Assistant Secretary
                                     ------------------------------------------

                               HARRAH'S OPERATING COMPANY, INC., a
                               Delaware corporation

                               By:      /s/ Stephen H. Brammell
                                  ---------------------------------------------

                               Name:    Stephen H. Brammell
                                    -------------------------------------------

                               Title:   Vice President and Assistant Secretary
                                     ------------------------------------------

                               NORWEST BANK MINNESOTA, N.A., as
                               Trustee

                               By:      /s/ Raymond S. Haverstock
                                  ---------------------------------------------

                               Name:    Raymond S. Haverstock
                                    -------------------------------------------

                               Title:   Vice President
                                     ------------------------------------------

Acknowledged and agreed to by:

JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company


By:      /s/ L. Camille Fowler
   -----------------------------------------------------

Name:    L. Camille Fowler
     ---------------------------------------------------

Title:   Vice President-Finance, Secretary and Treasurer
       -------------------------------------------------

STATE OF NEW YORK

COUNTY OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Stephen H. Brammell, who acknowledged himself to be Authorized Representative of Harrah's Entertainment, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                       Notary Public

                                                      [Notarial Seal]

                                           My Commission expires:





                                SIGNATURE PAGE TO
                               SUBORDINATED LENDER
                             SUBORDINATION AGREEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Raymond S. Haverstock, who acknowledged himself to be Vice President of Norwest Bank Minnesota, National Association, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Ann K. Mallari
                                           ------------------------------------
                                                        Notary Public

                                                       [Notarial Seal]

                                           My Commission expires:






                                SIGNATURE PAGE TO
                               SUBORDINATED LENDER
                             SUBORDINATION AGREEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK


                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Stephen H. Brammell, who acknowledged himself to be Authorized Representative of Harrah's Operating Company, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                       Notary Public

                                                      [Notarial Seal]

                                           My Commission expires:






                                SIGNATURE PAGE TO
                               SUBORDINATED LENDER
                             SUBORDINATION AGREEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared L. Camille Fowler, who acknowledged himself to be Vice President-Finance, Secretary and Treasurer of Jazz Casino Company, L.L.C., a Louisiana limited liability company, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer on behalf of such company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                       Notary Public

                                                      [Notarial Seal]

                                           My Commission expires:




                                SIGNATURE PAGE TO
                               SUBORDINATED LENDER
                             SUBORDINATION AGREEMENT